 OMEGA ENVIRONMENTAL, INC.                                       EXHIBIT 99.1
 DEBTOR IN POSESSION CASE #97-06084
 COMPARATIVE BALANCE SHEET INFORMATION

                                                (UNAUDITED)      (UNAUDITED)                 (UNAUDITED)    (UNAUDITED)
                                               DEC. 31, 1998    NOV. 30, 1998               DEC. 31, 1998  NOV. 30, 1998
                                                   ESD              ESD         CHANGE          PSD             PSD         CHANGE
                                               -----------------------------------------    --------------------------------------
 CURRENT ASSETS
 Cash                                                     -          42,977     (42,977)         28,386         61,764    (33,378)
 Restricted cash held in escrow                   2,738,168       2,732,721       5,447                                         -
 Accounts receivable
   A/R--trade                                    11,898,612      12,044,307    (145,695)        524,421        624,537   (100,116)
   A/R--interco                                           -             865        (865)              -              -          -
   A/R--employees                                     6,803           4,883       1,920           2,400          9,450     (7,050)
   A/R--supplemental                              1,727,115       1,727,115           -                                         -
   A/R--misc.                                        12,078          12,078           -               -              -          -
   Allowance for doubtful accounts               (2,123,075)     (2,128,460)      5,385         (54,298)       (54,240)       (58)
                                               -----------------------------------------    --------------------------------------
     Accounts receivable, net                    11,521,533      11,660,788    (139,255)        472,523        579,747   (107,224)
                                               -----------------------------------------    --------------------------------------
 Costs and earnings in excess of billings         5,442,514       5,809,441    (366,927)                                        -
 Prepaid expenses                                    61,045          58,078       2,967          48,028         58,823    (10,795)
 Inventory                                                                            -       1,006,203      1,824,979   (818,776)
 Inventory reserve                                                                    -        (497,620)      (800,414)   302,794
                                               -----------------------------------------    --------------------------------------
     Inventory, net                                       -               -           -         508,583      1,024,565   (515,982)
                                               -----------------------------------------    --------------------------------------
 Other current assets                                                                 -                                         -
                                               -----------------------------------------    --------------------------------------
 TOTAL CURRENT ASSETS                            19,763,260      20,304,005    (540,745)      1,057,520      1,724,899   (667,379)
 PROPERTY AND EQUIPMENT                        -----------------------------------------    --------------------------------------
   Field equipment                                2,352,810       2,352,810           -         166,580        547,106   (380,526)
   Automotive equipment                           1,124,549       1,124,549           -          10,871         44,973    (34,102)
   Office furniture and equipment                   967,334         966,762         572           7,793         38,329    (30,536)
   Leasehold improvements                           107,729         107,729           -          30,895         30,895          -
                                               -----------------------------------------    --------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                 4,552,422       4,551,850         572         216,139        661,303   (445,164)
   Accum. Depreciation                           (3,346,117)     (3,282,510)    (63,607)       (111,738)      (356,015)   244,277
                                               -----------------------------------------    --------------------------------------
 TOTAL PROPERTY & EQUIP., NET                     1,206,305       1,269,340     (63,035)        104,401        305,288   (200,887)
                                               -----------------------------------------    --------------------------------------
 Long-term accounts receivable - Other (Texas)        2,426           2,426           -               -              -          -
 Reserve for Long-term accounts receivable                -               -           -                                         -
                                               -----------------------------------------    --------------------------------------
    Long-term accounts receviable - Other
     (Texas), net                                     2,426           2,426           -               -              -          -
 Other Assets                                       223,609         220,483       3,126               -              -          -
 Investment & Intercompany in Subsidiaires                                            -               -              -          -
                                               -----------------------------------------    --------------------------------------
 TOTAL ASSETS                                    21,195,600      21,796,254    (600,654)      1,161,921      2,030,187   (868,266)
                                               -----------------------------------------    --------------------------------------
                                               -----------------------------------------    --------------------------------------


 POST PETITION CURRENT LIABILITIES
   Accounts payable                                 542,204         850,822    (308,618)         27,276        103,986    (76,710)
   Line of Credit                                                                                                               -
   Accrued expenses, excluding bankruptcy costs     717,531         723,180      (5,649)        144,894        312,595   (167,701)
   Accrued bankruptcy costs                                                                                                     -
   Estimated claims against cash held in escrow   2,578,438       2,572,992       5,446                                         -
   Intercompany - BNYFC                           7,658,341       7,725,526     (67,185)      7,817,780      7,845,978    (28,198)
   Intercompany payables                                  -               -           -               -              -          -
                                               -----------------------------------------    --------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES         11,496,514      11,872,520    (376,006)      7,989,950      8,262,559   (272,609)
 Intercompany Notes Payable                       8,741,768       8,741,768           -                                         -
 Pre Petition Liabilities                         1,620,428       1,625,500      (5,072)        951,742      1,081,518   (129,776)
 Pre Petition Estimated Construction Claims                                                                                     -
                                               -----------------------------------------    --------------------------------------
   TOTAL LIABILITIES                             21,858,710      22,239,788    (381,078)      8,941,692      9,344,077   (402,385)
 SHAREHOLDERS' EQUITY                          -----------------------------------------    --------------------------------------
 Common stock at par                                                                          3,371,172      3,371,172          -
 Additional paid in capital                      14,557,677      14,557,677           -      10,742,189     10,742,189          -
 Treasury Stock A-P-I-C                                                                                                         -
 Retained earnings - prior                      (11,012,975)    (11,012,975)          -     (14,767,222)   (14,767,222)         -
 Y-T-D net income pre petition                       (8,531)         (8,531)          -        (247,894)      (247,894)         -
 Y-T-D net income post petition                  (4,199,281)     (3,979,705)   (219,576)     (6,878,016)    (6,412,135)  (465,881)
                                               -----------------------------------------    --------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                      (663,110)       (443,534)   (219,576)     (7,779,771)    (7,313,890)  (465,881)
                                               -----------------------------------------    --------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY        21,195,600      21,796,254    (600,654)      1,161,921      2,030,187   (868,266)
                                               -----------------------------------------    --------------------------------------
                                               -----------------------------------------    --------------------------------------

             See accompanying notes to financial statement information.

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSESSION CASE #97-06084
 COMPARATIVE BALANCE SHEET INFORMATION

                                                                                        (UNAUDITED)     (UNAUDITED)
                                               (UNAUDITED)    (UNAUDITED)               DEC. 31, 1998   NOV. 30, 1998
                                              DEC. 31, 1998  NOV. 30, 1998               CONTINUING       CONTINUING
                                                CORPORATE      CORPORATE     CHANGE      OPERATIONS       OPERATIONS       CHANGE
                                              --------------------------------------    ------------------------------------------
CURRENT ASSETS
Cash                                               49,850        223,615   (173,765)           78,236       328,356      (250,120)
Restricted cash held in escrow                                                    -         2,738,168     2,732,721         5,447
Accounts receivable
  A/R--trade                                       28,029        116,924    (88,895)       12,451,062    12,785,768      (334,706)
  A/R--interco                                                                    -                 -           865          (865)
  A/R--employees                                                                  -             9,203        14,333        (5,130)
  A/R--supplemental                                                               -         1,727,115     1,727,115             -
  A/R--misc.                                    1,219,094      1,076,094    143,000         1,231,172     1,088,172       143,000
  Allowance for doubtful accounts              (1,104,123)    (1,138,466)    34,343        (3,281,496)   (3,321,166)       39,670
                                              --------------------------------------    ------------------------------------------
    Accounts receivable, net                      143,000         54,552     88,448        12,137,056    12,295,087      (158,031)
                                              --------------------------------------    ------------------------------------------
Costs and earnings in excess of billings                                          -         5,442,514     5,809,441      (366,927)
Prepaid expenses                                  120,175        360,919   (240,744)          229,248       477,820      (248,572)
Inventory                                                                         -         1,006,203     1,824,979      (818,776)
Inventory reserve                                                                 -          (497,620)     (800,414)      302,794
                                              --------------------------------------    ------------------------------------------
    Inventory, net                                      -              -          -           508,583     1,024,565      (515,982)
                                              --------------------------------------    ------------------------------------------
Other current assets                                                              -                 -             -             -
                                              --------------------------------------    ------------------------------------------
TOTAL CURRENT ASSETS                              313,025        639,086   (326,061)       21,133,805    22,667,990    (1,534,185)
PROPERTY AND EQUIPMENT                        --------------------------------------    ------------------------------------------

  Field equipment                                                                 -         2,519,390     2,899,916      (380,526)
  Automotive equipment                                                            -         1,135,420     1,169,522       (34,102)
  Office furniture and equipment                   41,050        125,959    (84,909)        1,016,177     1,131,050      (114,873)
  Leasehold improvements                                -              -          -           138,624       138,624             -
                                              --------------------------------------    ------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                   41,050        125,959    (84,909)        4,809,611     5,339,112      (529,501)
  Accum. Depreciation                             (32,643)      (109,176)    76,533        (3,490,498)   (3,747,701)      257,203
                                              --------------------------------------    ------------------------------------------
TOTAL PROPERTY & EQUIP., NET                        8,407         16,783     (8,376)        1,319,113     1,591,411      (272,298)
                                              --------------------------------------    ------------------------------------------
Long-term accounts receivable - Other (Texas)           -              -          -             2,426         2,426             -
Reserve for Long-term accounts receivable                                         -                 -             -             -
                                              --------------------------------------    ------------------------------------------
   Long-term accounts receviable - Other
    (Texas), net                                        -              -          -             2,426         2,426             -
Other Assets                                      129,907        129,907          -           353,516       350,390         3,126
Investment & Intercompany in Subsidiaires      74,399,948     74,399,948          -        74,399,948    74,399,948             -
                                              --------------------------------------    ------------------------------------------
TOTAL ASSETS                                   74,851,287     75,185,724   (334,437)       97,208,808    99,012,165    (1,803,357)
                                              --------------------------------------    ------------------------------------------
                                              --------------------------------------    ------------------------------------------


POST PETITION CURRENT LIABILITIES
  Accounts payable                                 57,417         18,120     39,297           626,897       972,928      (346,031)
  Line of Credit                               22,534,478     22,168,024    366,454        22,534,478    22,168,024       366,454
  Accrued expenses, excluding bankruptcy costs    293,190        418,996   (125,806)        1,155,615     1,454,771      (299,156)
  Accrued bankruptcy costs                      1,739,109      1,975,104   (235,995)        1,739,109     1,975,104      (235,995)
  Estimated claims against cash held in escrow                                    -         2,578,438     2,572,992         5,446
  Intercompany - BNYFC                        (18,296,028)   (18,391,915)    95,887        (2,819,907)   (2,820,411)          504
  Intercompany payables                                 -            865       (865)                -           865          (865)
                                              --------------------------------------    ------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES         6,328,166      6,189,194    138,972        25,814,630    26,324,273      (509,643)
Intercompany Notes Payable                                                        -         8,741,768     8,741,768
Pre Petition Liabilities                        2,637,103      2,530,451    106,652         5,209,273     5,237,469       (28,196)
Pre Petition Estimated Construction Claims                                        -                 -             -             -
                                              --------------------------------------    ------------------------------------------
  TOTAL LIABILITIES                             8,965,269      8,719,645    245,624        39,765,671    40,303,510      (537,839)
SHAREHOLDERS' EQUITY                          --------------------------------------    ------------------------------------------
Common stock at par                               121,289        121,289          -         3,492,461     3,492,461             -
Additional paid in capital                    128,204,630    128,204,630          -       153,504,496   153,504,496             -
Treasury Stock A-P-I-C                           (562,506)      (562,506)         -          (562,506)     (562,506)            -
Retained earnings - prior                     (49,321,103)   (49,321,103)         -       (75,101,300)  (75,101,300)            -
Y-T-D net income pre petition                    (895,498)      (895,498)         -        (1,151,923)   (1,151,923)            -
Y-T-D net income post petition                (11,660,794)   (11,080,733)  (580,061)      (22,738,091)  (21,472,573)   (1,265,518)
                                              --------------------------------------    ------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                   65,886,018     66,466,079   (580,061)       57,443,137    58,708,655    (1,265,518)
                                              --------------------------------------    ------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY       74,851,287     75,185,724   (334,437)       97,208,808    99,012,165    (1,803,357)
                                              --------------------------------------    ------------------------------------------
                                              --------------------------------------    ------------------------------------------

             See accompanying notes to financial statement information.

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSESSION CASE #97-06084
 COMPARATIVE BALANCE SHEET INFORMATION

                                                (UNAUDITED)     (UNAUDITED)                 (UNAUDITED)     (UNAUDITED)
                                               DEC. 31, 1998  NOV. 30, 1998               DEC. 31, 1998    NOV. 30, 1998
                                               DISCONTINUED   DISCONTINUED                  COMBINED         COMBINED
                                                OPERATIONS     OPERATIONS     CHANGE         FINAL             FINAL       CHANGE
                                               ---------------------------------------   ------------------------------------------
CURRENT ASSETS
Cash                                                     -              -           -           78,236        328,356     (250,120)
Restricted cash held in escrow                                                      -        2,738,168      2,732,721        5,447
Accounts receivable
  A/R--trade                                     5,068,213      5,073,027      (4,814)      17,519,275     17,858,795     (339,520)
  A/R--interco                                           -              -           -                -              -            -
  A/R--employees                                                                    -            9,203         14,333       (5,130)
  A/R--supplemental                                                                 -        1,727,115      1,727,115            -
  A/R--misc.                                        33,806         33,806           -        1,264,978      1,121,978      143,000
  Allowance for doubtful accounts               (3,263,839)    (3,263,817)        (22)      (6,545,335)    (6,584,983)      39,648
                                               ---------------------------------------   ------------------------------------------
    Accounts receivable, net                     1,838,180      1,843,016      (4,836)      13,975,236     14,137,238     (162,002)
                                               ---------------------------------------   ------------------------------------------
Costs and earnings in excess of billings                                            -        5,442,514      5,809,441     (366,927)
Prepaid expenses                                                                    -          229,248        477,820     (248,572)
Inventory                                                                           -        1,006,203      1,824,979     (818,776)
Inventory reserve                                                                   -         (497,620)      (800,414)     302,794
                                               ---------------------------------------   ------------------------------------------
    Inventory, net                                       -              -           -          508,583      1,024,565     (515,982)
                                               ---------------------------------------   ------------------------------------------
Other current assets                                10,000         10,000           -           10,000         10,000            -
                                               ---------------------------------------   ------------------------------------------
TOTAL CURRENT ASSETS                             1,848,180      1,853,016      (4,836)      22,981,985     24,520,141   (1,538,156)
PROPERTY AND EQUIPMENT                         ---------------------------------------   ------------------------------------------

  Field equipment
  Automotive equipment                               1,000          1,000           -        2,520,390      2,900,916     (380,526)
  Office furniture and equipment                         -              -           -        1,135,420      1,169,522      (34,102)
  Leasehold improvements                                 -              -           -        1,016,177      1,131,050     (114,873)
                                                         -              -           -          138,624        138,624            -
                                               ---------------------------------------   ------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                     1,000          1,000           -        4,810,611      5,340,112     (529,501)
  Accum. Depreciation                                    -              -           -       (3,490,498)    (3,747,701)     257,203
                                               ---------------------------------------   ------------------------------------------
TOTAL PROPERTY & EQUIP., NET                         1,000          1,000           -        1,320,113      1,592,411     (272,298)
                                               ---------------------------------------   ------------------------------------------
Long-term accounts receivable - Other (Texas)            -              -           -            2,426          2,426            -
Reserve for Long-term accounts receivable                                           -                -              -            -
                                               ---------------------------------------   ------------------------------------------
   Long-term accounts receviable - Other
     (Texas), net                                        -              -           -            2,426          2,426            -
Other Assets                                             -              -           -          353,516        350,390        3,126
Investment & Intercompany in Subsidiaires                                           -           39,665         39,665            -
                                               ---------------------------------------   ------------------------------------------
TOTAL ASSETS                                     1,849,180      1,854,016      (4,836)      24,697,705     26,505,033   (1,807,328)
                                               ---------------------------------------   ------------------------------------------
                                               ---------------------------------------   ------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                       -              -           -          626,897        972,928     (346,031)
  Line of Credit                                                                            22,534,478     22,168,024      366,454
  Accrued expenses, excluding bankruptcy costs           -              -           -        1,155,615      1,454,771     (299,156)
  Accrued bankruptcy costs                                                                   1,739,109      1,975,104     (235,995)
  Estimated claims against cash held in escrow                                               2,578,438      2,572,992        5,446
  Intercompany - BNYFC                           2,819,907      2,820,411        (504)               -              -            -
  Intercompany payables                                  -              -           -                -              -            -
                                               ---------------------------------------   ------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES          2,819,907      2,820,411        (504)      28,634,537     29,143,819     (509,282)
Intercompany Notes Payable                       2,535,455      2,535,455           -
Pre Petition Liabilities                        10,814,353     10,814,353           -       16,023,626     16,051,822      (28,196)
Pre Petition Estimated Construction Claims       2,000,000      2,404,000    (404,000)       2,000,000      2,404,000     (404,000)
                                               ---------------------------------------   ------------------------------------------
  TOTAL LIABILITIES                             18,169,715     18,574,219    (404,504)      46,658,163     47,599,641     (941,478)
SHAREHOLDERS' EQUITY                           ---------------------------------------   ------------------------------------------
Common stock at par                              2,082,948      2,082,948           -          121,289        121,289            -
Additional paid in capital                      28,604,818     28,604,818           -      124,480,374    124,480,374            -
Treasury Stock A-P-I-C                                                              -         (562,506)      (562,506)           -
Retained earnings - prior                      (36,904,145)   (36,904,145)          -     (112,005,445)  (112,005,445)           -
Y-T-D net income pre petition                     (694,013)      (694,013)          -       (1,845,936)    (1,845,936)           -
Y-T-D net income post petition                  (9,410,143)    (9,809,811)    399,668      (32,148,234)   (31,282,384)    (865,850)
                                               ---------------------------------------   ------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                   (16,320,535)   (16,720,203)    399,668      (21,960,458)   (21,094,608)    (865,850)
                                               ---------------------------------------   ------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         1,849,180      1,854,016      (4,836)      24,697,705     26,505,033   (1,807,328)
                                               ---------------------------------------   ------------------------------------------
                                               ---------------------------------------   ------------------------------------------

             See accompanying notes to financial statement information.

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION

                                            (UNAUDITED)      (UNAUDITED)                      (UNAUDITED)    (UNAUDITED)
                                            MONTH ENDED      MONTH ENDED                      MONTH ENDED    MONTH ENDED
                                           DEC. 31, 1998    NOV. 30, 1998                   DEC. 31, 1998   NOV. 30, 1998
                                                ESD              ESD         CHANGE            PSD            PSD           CHANGE
                                           ------------------------------------------    -------------------------------------------
 Sales                                      1,307,449       1,458,584       (151,135)          126,569        272,586      (146,017)
 Cost of Sales                              1,052,980         930,730        122,250           131,792        297,623      (165,831)
                                           ------------------------------------------    -------------------------------------------
     Gross Profit                             254,469         527,854       (273,385)           (5,223)       (25,037)       19,814

 Selling, General, and Administrative         406,988         380,772         26,216            59,372        124,707       (65,335)
                                           ------------------------------------------    -------------------------------------------

 Income (Loss) From Operations               (152,519)        147,082       (299,601)          (64,595)      (149,744)       85,149

 Other Income(Expense):

   I/C Interest Income (Expense)              (67,611)        (67,030)          (581)          (70,415)       (68,369)       (2,046)
   Interest Expense                               (74)              -            (74)                                             -
   Interest Income                                  -               -              -                                              -
   Gain (loss) on Asset Disposition                 -            (909)           909          (331,087)        (3,014)     (328,073)
   Other Expense                                  628             256            372               216           (220)          436
                                           ------------------------------------------    -------------------------------------------
     Total Other (Expense)                    (67,057)        (67,683)           626          (401,286)       (71,603)     (329,683)
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses              (219,576)         79,399       (298,975)         (465,881)      (221,347)     (244,534)
 Bankruptcy Administrative Expenses                                                                                               -
                                           ------------------------------------------    -------------------------------------------
 Net Income (Loss)                           (219,576)         79,399       (298,975)         (465,881)      (221,347)     (244,534)
                                           ------------------------------------------    -------------------------------------------

             See accompanying notes to financial statement information.

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION

                                                                                            (UNAUDITED)     (UNAUDITED)
                                            (UNAUDITED)       (UNAUDITED)                   MONTH ENDED     MONTH ENDED
                                            MONTH ENDED       MONTH ENDED                  DEC. 31, 1998    NOV. 30, 1998
                                           DEC. 31, 1998     NOV. 30, 1998                  CONTINUING       CONTINUING
                                             CORPORATE         CORPORATE      CHANGE       OPERATIONS       OPERATIONS      CHANGE
                                           -------------------------------------------    ------------------------------------------
 Sales                                             -                -               -       1,434,018       1,731,170      (297,152)
 Cost of Sales                                     -                -               -       1,184,772       1,228,353       (43,581)
                                           -------------------------------------------    ------------------------------------------
     Gross Profit                                  -                -               -         249,246         502,817      (253,571)

 Selling, General, and Administrative        134,494          107,235          27,259         600,854         612,714       (11,860)
                                           -------------------------------------------    ------------------------------------------

 Income (Loss) From Operations              (134,494)        (107,235)        (27,259)       (351,608)       (109,897)     (241,711)

 Other Income(Expense):
   I/C Interest Income (Expense)             138,026          135,399           2,627               -               -             -
   Interest Expense                         (197,626)        (190,675)         (6,951)       (197,700)       (190,675)       (7,025)
   Interest Income                                                                  -               -               -             -
   Gain (loss) on Asset Disposition           (8,376)               -          (8,376)       (339,463)         (3,923)     (335,540)
   Other Expense                            (173,176)               -        (173,176)       (172,332)             36      (172,368)
                                           -------------------------------------------    ------------------------------------------
     Total Other (Expense)                  (241,152)         (55,276)       (185,876)       (709,495)       (194,562)     (514,933)
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses             (375,646)        (162,511)       (213,135)     (1,061,103)       (304,459)     (756,644)
 Bankruptcy Administrative Expenses         (204,415)        (157,879)        (46,536)       (204,415)       (157,879)      (46,536)
                                           -------------------------------------------    ------------------------------------------
 Net Income (Loss)                          (580,061)        (320,390)       (259,671)     (1,265,518)       (462,338)     (803,180)
                                           -------------------------------------------    ------------------------------------------

             See accompanying notes to financial statement information.

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION

                                                (UNAUDITED)    (UNAUDITED)                (UNAUDITED)     (UNAUDITED)
                                                MONTH ENDED    MONTH ENDED                MONTH ENDED     MONTH ENDED
                                              DEC. 31, 1998   NOV. 30, 1998              DEC. 31, 1998   NOV. 30, 1998
                                               DISCONTINUED    DISCONTINUED                COMBINED        COMBINED
                                                OPERATIONS      OPERATIONS   CHANGE         FINAL           FINAL        CHANGE
                                             --------------------------------------     -----------------------------------------
Sales                                                                            -       1,434,018         1,731,170    (297,152)
Cost of Sales                                                                    -       1,184,772         1,228,353     (43,581)
                                             --------------------------------------     -----------------------------------------
    Gross Profit                                    -                -           -         249,246           502,817    (253,571)

Selling, General, and Administrative                                             -         600,854           612,714     (11,860)
                                             --------------------------------------     -----------------------------------------

Income (Loss) From Operations                       -                -           -        (351,608)         (109,897)   (241,711)

Other Income(Expense):
  I/C Interest Income (Expense)                                                  -               -                 -           -
  Interest Expense                                                               -        (197,700)         (190,675)     (7,025)
  Interest Income                                                                -               -                 -           -
  Gain (loss) on Asset Disposition                                               -        (339,463)           (3,923)   (335,540)
  Other Expense                               399,668             (327)    399,995         227,336              (291)    227,627
                                             --------------------------------------     -----------------------------------------
    Total Other (Expense)                     399,668             (327)    399,995        (309,827)         (194,889)   (114,938)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses                399,668             (327)    399,995        (661,435)         (304,786)   (356,649)
Bankruptcy Administrative Expenses                                               -        (204,415)         (157,879)    (46,536)
                                             --------------------------------------     -----------------------------------------
Net Income (Loss)                             399,668             (327)    399,995        (865,850)         (462,665)   (403,185)
                                             --------------------------------------     -----------------------------------------

             See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                                        (UNAUDITED)      (UNAUDITED)
                                                                        MONTH ENDED      MONTH ENDED
                                                                       DEC. 31, 1998    NOV. 30, 1998     CHANGE
                                                                       -------------    -------------   ----------
Cash flows from operating activities:

  Net loss                                                                ($865,850)     ($462,665)     ($403,185)

  Adjustments to reconcile net loss to net cash
    (used in) provided by operating activities:
      Depreciation                                                           67,459         78,677        (11,218)
      Change in estmate of pre-petition construction claims                (400,000)             0       (400,000)
      Write down of worker's compensation refund                            192,660              0        192,660
      (Gain) / Loss on sale of property and equipment                       339,463         (3,923)       343,386
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                                      162,002         (8,576)       170,578
      Costs in excess of billings                                           366,927       (199,622)       566,549
      Inventory, net                                                        515,982         45,765        470,217
      Prepaids & other assets                                                55,912         51,261          4,651
     Increase (decrease) in:

      Accounts payable                                                     (346,031)        41,361       (387,392)
      Accrued expenses                                                     (535,151)       110,000       (645,151)
      Other net changes in assets and liabilities                            (3,127)         5,066         (8,193)
        Total adjustments                                                   416,096        120,009        296,087
                                                                       -------------    -----------   ------------
        Net cash provided by (used in) operating activities                (449,754)      (342,656)      (107,098)
                                                                       -------------    -----------   ------------


Cash flows from investing activities :

     Proceeds from sale of equipment                                       (134,053)             0       (134,053)
     Additions to property and equipment                                       (571)       (20,208)        19,637
                                                                       -------------    -----------   ------------
       Net cash provided by (used in) investing activities                 (134,624)       (20,208)      (114,416)
                                                                       -------------    -----------   ------------


Cash flows from financing and other activities:

  Net proceeds (repayments) from revolver credit loan                       366,454        407,493        (41,039)
  Reduction of pre-petition liabilities                                     (32,196)        (8,846)       (23,350)
      Net cash provided by (used in) financing activities                   334,258        398,647        (64,389)
                                                                       -------------    -----------   ------------
Net increase (decrease) in cash                                            (250,120)        35,783       (285,903)
                                                                       -------------    -----------   ------------

CASH AT BEGINNING OF PERIOD                                                 328,356        292,573         35,783

                                                                       -------------    -----------   ------------
CASH AT END OF PERIOD                                                       $78,236       $328,356      ($250,120)
                                                                       -------------    -----------   ------------
                                                                       -------------    -----------   ------------

             See accompanying notes to financial statement information.

                                                                  EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
December 31, 1998 Financial Reporting
Information

Notes to Financial Statement Information


Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

BNY Financial Corporation
As of December 31, 1998, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $22,534,478. On February 9, 1999, the Company successfully negotiated with BNYFC for continuance of debtor-in-possession financing through June 30, 1999.

Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.

Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. Management is in the process of analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet represents amounts recorded as due from customers in the company's discontinued construction activities. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.

Accounts receivable recorded on the Corporate balance sheet of $143,000 represents funds held in escrow at Debtor's Bankruptcy Counsel as a result of the Petroleum Services Division (PSD) Houston branch asset sale in December 1998. The funds are held in escrow to pay priority tax lien on such assets to Texas tax authorities.

Property and Equipment
Property and Equipment recorded on Petroleum Services Division Operation's balance sheet decreased $445,164 in December 1998 due to the sale of the Houston branch office. Loss on sale of Houston assets totaled $331,087.

Property and Equipment recorded on Corporate branch's balance sheet decreased $84,909 in December 1998 due to office relocation and fixed asset equipment write offs. Loss on disposal of Corporate office equipment totaled $8,376.

Prepaid Assets
Prepaid assets recorded on Corporate branch's balance sheet decreased $240,744 in December 1998 due in large part to a write-off of worker's compensation refund which was denied to Debtor. The corresponding expense is recorded in Other Expense on the income statement.

Pre-Petition Construction Claims
Pre-Petition Construction Claims recorded on Discontinued Operations branch's balance sheet decreased $404,000 in December 1998 due to a revision in the estimated liability outstanding as of December 31, 1998. The results of this analysis are not complete at this time and any adjustment may have a material adverse effect on the financial statements.